Filed electronically with the Securities and Exchange
                        Commission on January 28, 2003.

                                                               File No. 33-12938
                                                               File No. 811-5076

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                           Pre-Effective Amendment No.                       /_/
                         Post-Effective Amendment No. 18                     /X/
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

                                Amendment No. 19                             /X/
                                              --


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                     ---------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000

            Philip J. Collora, Vice President and Assistant Secretary
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                             -----------------------
                     (Name and Address of Agent for Service)

                            Copy to: David A. Sturms
                              222 N. LaSalle Street
                             Chicago, Illinois 60601

It is proposed that this filing will become effective (check appropriate box):

/_/   Immediately upon filing pursuant to paragraph (b)
/_/   60 days after filing pursuant to paragraph (a) (1)
/_/   75 days after filing pursuant to paragraph (a) (2)
/X/   On February 1, 2003 pursuant to paragraph (b)
/_/   On __________________ pursuant to paragraph (a) (1)
/_/   On __________________ pursuant to paragraph (a) (2) of Rule 485.

      If appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Tax-Exempt California
Money Market Fund

                           P R O S P E C T U S

                           February 1, 2003













                           As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

--------------------------------------------------------------------------------

Table of Contents

TAX - EXEMPT CALIFORNIA MONEY MARKET FUND



The Fund and Its Portfolio                               Your Investment in the Fund

  1  The Fund's Goal and Main Strategy                     8  Policies You Should Know About

  2  The Main Risks of Investing In the Fund              10  Understanding Distributions and Taxes

  3  Performance

  4  How Much Investors Pay

  5  Other Policies and Risks

  6  Who Manages the Fund

  7  Financial Highlights

--------------------------------------------------------------------------------
                                                            TICKER SYMBOL  TXCXX

Tax-Exempt California Money Market Fund


The Fund's Goal and Main Strategy

The fund seeks maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital.

To pursue its goal, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from alternative minimum tax (AMT).

The fund may buy many types of municipal securities, including industrial development bonds, but any security the fund buys must meet the rules for money market fund investments (see sidebar).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

--------------------------------------------------------------------------------
Money Fund Rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable $1.00 share price, these rules limit money funds to particular types of securities. Some of the rules are as follows:

o all securities must be in the top two credit grades for short-term debt securities

o the dollar-weighted average maturity of the fund's holdings cannot exceed 90 days

o individual securities must have remaining maturities of no more than 397 days and be denominated in US dollars

The Main Risks of Investing in the Fund

There are several risk factors that could affect the performance of the fund.

As with most money market funds, the most important factor is short-term interest rates. The fund's yield tends to reflect current interest rates, which means that when these rates fall, the fund's yield generally falls as well. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt fund performance. The fact that the fund is not diversified and invests primarily in securities from a single state increases this risk because any factors affecting the state or region, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California's economy could be hurt by natural disasters.

Additionally, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality.

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other factors

o securities that rely on third-party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates

o political or legal actions could change the way the fund's dividends are taxed

o the municipal securities market is narrower, less liquid and has fewer investors than the taxable market

o over time, inflation may erode the real value of an investment in the fund

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.

Performance

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

1993      1.84
1994      2.24
1995      3.31
1996      2.82
1997      2.93
1998      2.52
1999      2.26
2000      2.89
2001      1.70
2002      0.59

For the periods included in the bar chart:

        Best Quarter: 0.88%, Q2 1995
        Worst Quarter: 0.12%, Q3 2002

--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/2002
--------------------------------------------------------------------------------

       1 Year                      5 Years                         10 Years
--------------------------------------------------------------------------------
        0.59%                       1.99%                           2.31%
--------------------------------------------------------------------------------

7-day yield as of 12/31/2002: 1.07%

For more recent performance information, including yield information, contact the financial services firms from which you obtained this prospectus.

How Much Investors Pay

The fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund. This information doesn't include any fees that may be charged by your financial services firm.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly.


Shareholder Fees
(paid directly from your investment)         None
--------------------------------------------------------------------------------

Annual Operating Expenses
(deducted from fund assets)
--------------------------------------------------------------------------------
Management Fee                               0.22%
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                     0.33
--------------------------------------------------------------------------------
Other Expenses*                              0.18
--------------------------------------------------------------------------------
Total Annual Operating Expenses              0.73
--------------------------------------------------------------------------------

* Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

Based on the figures in the fee table, this example helps you compare this fund's expenses to those of other mutual funds. The example assumes the expenses above remain the same and that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

    1 Year       3 Years       5 Years          10 Years
--------------------------------------------------------------------------------
     $75           $233         $406              $906
--------------------------------------------------------------------------------

Other Policies and Risks

While the sections on the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, the Board could change the fund's investment goal without seeking shareholder approval. However, the policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from federal and California income tax and from alternative minimum tax (AMT) for the fund cannot be changed without shareholder approval.

o As a temporary defensive measure, the fund could invest up to 100% of assets into investments such as in taxable money market securities. This would mean that the portfolio was not pursuing its goal.

For more information

This prospectus doesn't tell you about every policy or risk of investing in a fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the last page tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Who Manages the Fund

The investment advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in management fees was 0.22% of its average daily net assets.

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.

Financial Highlights

This table is designed to help you understand the fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the last page).

--------------------------------------------------------------------------------
 Years Ended September 30,          2002      2001     2000      1999     1998
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Net investment income                .007       .02      .03       .02      .03
--------------------------------------------------------------------------------
Less distributions from net
investment income                   (.007)    (.02)    (.03)     (.02)    (.03)
--------------------------------------------------------------------------------
Net asset value, end of period    $ 1.00    $ 1.00   $ 1.00    $ 1.00   $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                     .67      2.24     2.76      2.15     2.71
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         448       513      577       402      165
--------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       .73       .79^a    .72       .75      .74
--------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       .73       .76^a    .72       .75      .74
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                           .72      2.23     2.75      2.14     2.66
--------------------------------------------------------------------------------

^a The ratios of operating expenses, excluding costs incurred in connection with a fund complex reorganization, before and after expense reductions were .76% and .75%, respectively.

--------------------------------------------------------------------------------

Your Investment in the Fund

The following pages describe the main policies associated with buying and selling shares of the fund. There is also information on dividends and taxes and other matters that may affect you as a fund shareholder.


Policies You Should Know About

The policies below may affect you as a shareholder. In any case where materials provided by your financial services firm contradict the information given here, you should follow the information in your firm's materials. Please note that a financial services firm may charge its own fees.


Rule 12b-1 Plan

The fund has adopted a plan under Rule 12b-1 for the fund's shares that authorizes the payment of an annual distribution fee, payable monthly, of 0.33% of the fund's average daily net assets. Because 12b-1 fees are paid out of the fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

Householding

In order to reduce the amount of mail you receive and to help reduce portfolio expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial service firm or call (800) 621-1048.

Policies about transactions

The fund is open for business each day the New York Stock Exchange is open. Normally, the fund calculates its share price three times every business day: at 12 p.m. Eastern time; as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading); and at 9 p.m. Eastern time.

As noted earlier the fund seeks to maintain a stable $1.00 share price.

You can place an order to buy or sell shares at any time. Once your order is received by Scudder Investments Service Company and it has been determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Scudder Investments Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Wire transactions that arrive by 12 p.m. Eastern time will receive that day's dividend. Wire transactions received between 12 p.m. Eastern time and 4 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you'll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won't receive that day's dividend.

When you want to sell more than $100,000 worth of shares or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial representative for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

Your financial services firm may set its own minimum investments, although those set by the fund are as follows:

o        Minimum initial investment: $1,000

o        Minimum additional investment: $100

o        Minimum investment with an automatic investment plan: $50

How the fund calculates share price

The fund's share price is its net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:

        TOTAL ASSETS - TOTAL LIABILITIES
       ----------------------------------     = NAV
       TOTAL NUMBER OF SHARES OUTSTANDING

In valuing securities, we typically use the amortized cost method (the method used by most money market funds).

Other rights we reserve

You should be aware that we may do any of the following:

o        withdraw or suspend the offering of shares at any time

o withhold 30% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account (this policy doesn't apply to most retirement accounts or if you have an automatic investment plan, or to investors with $100,000 or more in Scudder fund shares, or in any case, where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash

o        change, add or withdraw various services, fees and account policies

o        reject or limit purchases of shares for any reason

Understanding Distributions and Taxes

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences. Exchanges of portfolio shares or among other mutual funds may also be taxable events.

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

The fund intends to declare income dividends daily and pay them monthly. The fund may make short-term or long-term capital gains distributions in November or December, and may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

Dividends from the fund are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal and California State and local income tax liability. However, there are a few exceptions:

o a portion of a fund's dividends may be taxable as ordinary income if it came from investments in taxable securities

o because the fund can invest up to 20% of net assets in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT

The following table shows the usual tax status of transactions in fund shares as well as that of any taxable distributions from the fund:

Generally taxed at ordinary income rates
--------------------------------------------------------------------------------
o short-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o income dividends you receive from the fund
--------------------------------------------------------------------------------
o short-term capital gains distributions received from the fund
--------------------------------------------------------------------------------

Generally taxed at capital gains rates
--------------------------------------------------------------------------------
o long-term capital gains from selling fund shares
--------------------------------------------------------------------------------
o long-term capital gains distributions received from the fund
--------------------------------------------------------------------------------

You will be sent detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

To Get More Information

Shareholder reports -- These have detailed performance figures, a list of everything each fund owns, a discussion of market conditions affecting performance of the fund and the fund's financial statements. Shareholders get the reports automatically. For more copies, call 1-800-231-8568.

Statement of Additional Information (SAI) -- This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the portfolios, please contact your financial services firm. These documents and other information about the portfolios are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the portfolios, including the portfolios' SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090. You can also obtain these materials by calling the Shareholder Service Agent at (800) 231-8568, during normal business hours only.

SEC
Public Reference Section
Washington, DC 20549-0102
(202) 942-8090
www.sec.gov

SEC File Number
Tax-Exempt California
Money Market Fund        811-5076

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

               222 South Riverside Plaza, Chicago, Illinois 60606















                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2003


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund, dated February 1, 2003 as amended from time to time, a copy of which may be obtained without charge by contacting 1-800-SCUDDER or Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of the Fund, dated September 30, 2002, accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT RESTRICTIONS...........................................................................................1

INVESTMENT POLICIES AND TECHNIQUES................................................................................3

MANAGEMENT OF THE FUND...........................................................................................27
   Investment Advisor............................................................................................27

FUND SERVICE PROVIDERS...........................................................................................33

PORTFOLIO TRANSACTIONS...........................................................................................35
   Brokerage.....................................................................................................35
   Independent Auditors and Reports to Shareholders..............................................................35
   Legal Counsel.................................................................................................35
   Fund Accounting Agent.........................................................................................36
   Custodian, Transfer Agent and Shareholder Service Agent.......................................................36

PERFORMANCE......................................................................................................37

PURCHASE AND REDEMPTION OF SHARES................................................................................41

NET ASSET VALUE..................................................................................................45

TAXES............................................................................................................46

OFFICERS AND TRUSTEES............................................................................................48

FUND ORGANIZATION................................................................................................55

FINANCIAL STATEMENTS.............................................................................................56

ADDITIONAL INFORMATION...........................................................................................56

RATINGS OF INVESTMENTS...........................................................................................58

                             INVESTMENT RESTRICTIONS




The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Fund's shares.

The Fund has elected to be classified as a diversified series of an open-end investment company.

In addition, as a matter of fundamental policy, the Fund may not:

1. Purchase securities or make investments other than in accordance with its investment objective and policies.

2. Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.

3. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

4. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

5.       Invest  more  than  5%  of  the  Fund's  total  assets  in   industrial
         development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.

6. Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

7. Borrow money except from banks for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements made by the Fund are permitted within the limitations of this paragraph. The Fund will not purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

8. Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

9. Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

10. Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

11. Invest for the purpose of exercising control or management of another issuer.

12. Invest in commodities or commodity futures contracts or in real estate except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate.

13. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

15. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

16.      Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund may invest more than 25% of its total assets in industrial development bonds.




For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of a Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund's distributions from interest on certain municipal securities may be subject to the AMT depending upon investors' particular situations.

However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the individual AMT. In addition, state and local taxes may apply, depending on your state tax laws.


The Fund may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment manager. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.




Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The
Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on a Fund's performance.

The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market conditions, the Fund attempts to invest 100%, and normally invests at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from alternative minimum tax. This includes securities issued by or on behalf of the State of California ("California Municipal Securities") and other states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (together with the California Municipal Securities "Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider "private activity" bonds as described in "Dividends, Capital Gains and Taxes" as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy as it relates to federal taxes so long as the staff maintains its position, after which it would become non-fundamental. Dividends to the extent of interest income received on California Municipal Securities will be exempt from both federal and State of California income tax provided at least 50% of the Fund's total assets are invested in California Municipal Securities. Such dividend income may be subject to local taxes. The Fund's assets will consist of Municipal Securities, temporary investments, as described below, and cash.

The Fund will normally invest only in Municipal Securities that at the time of purchase: (a) are rated within the highest ratings of municipal securities assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa) or assigned by Standard & Poor's Corporation ("S&P") (AAA) (however, the Fund may invest in securities in the top two credit grades of the investment ratings); (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of U.S. Government securities; (d) have at the time of purchase Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term municipal securities of that issuer are rated within the two highest rating categories by Moody's or S&P; or (f) are judged by the investment advisor to be of comparable quality at the time of purchase. In addition, the Fund limits its investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act. The municipal securities market is narrower and less liquid, with fewer investors than the taxable market.

The investment objective of the Fund, its investment policy of 80% of net assets invested in securities whose income is free from California and federal income tax and the alternative minimum tax and the investment policies set forth in "Investment Restrictions" are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined below.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Fund may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the highest grade by Moody's or S&P; commercial paper rated in the highest grade by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements.

The Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 currently provides that a single state money fund shall not, as to 75% of its total assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows the Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer.




Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which a fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, a fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by a fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, a fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.


Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The fund may invest in certificates of deposit of large domestic banks and their foreign branches, large U.S. regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Borrowings. The Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized except that the Tax-Exempt Fund may pledge up to 10% of its net assets to secure such borrowings.

Certificates of Deposit and Bankers' Acceptances. The fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and
(iii) at the time of acquisition, no more than 10% of the fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund's limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality certificates of participation ("Certificates of Participation") in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Collateralized Mortgage Obligations ("CMOs"). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.


Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the fund will consist only of direct obligations issued by domestic and foreign entities.

Illiquid Securities and Restricted Securities. The fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the fund may be required to bear all or part of the registration expenses. The fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the fund's decision to sell a restricted or illiquid security and the point at which the fund is permitted or able to sell such security, the fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The fund has received exemptive relief from the SEC, which permits the fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with a fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the fund is actually engaged in borrowing through the interfund lending program, the fund, as a matter of fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).





Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Fund Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies established by the Advisor reasonably calculated to prevent a Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the fund, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities." To ensure diversity of the Fund's investments, the Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the U.S. Government. The fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although a fund may not make more than one such investment at any time during such period. The fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of the fund consist entirely of cash items and investments having a stated maturity date of 397 days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the fund will vary according to management's appraisal of money market conditions.


Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.


The fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the fund. The fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of a fund's interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to a fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the fund in connection with the arrangement. The fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for a fund.


A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a fund's original investment.


Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the fund.

The fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days' notice, of all or any part of the fund's participation interest in the underlying municipal lease obligation, plus accrued interest.


Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.


Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.





Dividends representing net interest income received by the Fund on Municipal Securities will be exempt from federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes. The Fund's assets will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest.
Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term "private activity" bonds.


The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.


As described in the Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

Special Considerations of Investing in the State of California


The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-1996, due to a combination of better than anticipated revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years.

The economy grew strongly during the fiscal years beginning in 1995-1996 through the first part of 2000-2001, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-1996 and 1996-1997 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.


The 2000 Budget Act assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-2000 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a 17.3 percent increase over 1999-2000 and reflected the use of $5.5 billion from the Special

Fund for Economic Uncertainties (the "SFEU") available from surpluses in the prior year. About $7.0 billion of the increased spending in 2000-2001 was for one-time expenditures and investments.


In addition to increased funding for education and health and human services, new funding was also provided on a one-time basis to local governments. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. Further, a total of about $1.5 billion of tax relief was enacted as part of the budget process.

2001 Budget Act


2001 Budget Act. The Fiscal Year 2001-2002 Budget Act was signed by the Governor on July 26, 2001. The spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest from the proceeds of DWR's anticipated bond sales.

An updated estimate of fiscal year 2001-02 revenues and expenditures was included in the 2002-03 May Revision. Revenues continued to fall below projections, and the DWR bonds were not issued before the end of the fiscal year, resulting in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimated that, on a budgetary basis, the General Fund had a $1.4 billion deficit at June 30, 2002.

The 2001 Budget Act included a 4.9 percent increase in Proposition 98 per pupil spending. Total General Fund spending of $32.4 billion for K-12 education fully funded enrollment and cost of living increases and also provided additional funding for a number of programs. Higher education funding was increased to allow for enrollment increases at both the University of California and the California State University systems with no fee increases. Additional funding was also provided for student growth at community colleges.


Health and human services generally were fully funded for anticipated caseload growth. The 2001 Budget Act adopted an Administration proposal to utilize $402 million of tobacco litigation settlement payments to fund certain health programs. In addition to $4.3 billion of continuing tax relief, the 2001 Budget Act contained about $125 million in new General Fund tax relief.


The 2001 Budget Act altered the six-year transportation funding plan commenced in the 2000-01 fiscal year. The Legislature postponed for two years the transfer of sales taxes on gasoline to support transportation programs, and the transfer was rescheduled to take place during the 2003-04 to 2007-08 fiscal years. As a result, $2.5 billion of these sales tax revenues will remain in the General Fund over the 2001-02 and 2002-03 fiscal years. To allow all current projects to remain on schedule through 2002-03, the legislation authorized certain internal loans from other transportation accounts. Part of the Budget Act compromise was an agreement to place on the March 2002 statewide ballot a constitutional amendment which would make permanent, after 2007-08, the dedication of sales taxes on gasoline solely to transportation purposes. This measure was approved by the voters.


Fiscal Year 2002-03 Budget


The 2002-03 Governor's Budget, released on January 10, 2002 (the "Governor's Budget"), projected a fall-off in General Fund revenues due to the national economic recession combined with the stock market decline, which began in mid-2000. Personal Income Tax receipts, which include stock option and capital gains realizations, were particularly affected by the slowing economy and stock market decline. As a result, the Administration projected a combined budget gap for 2001-02 and 2002-03 of approximately $12.5 billion.

The May Revision to the Governor's Budget projected further deterioration in revenues of $9.5 billion and additional costs of $1.6 billion over the 2001-02 and 2002-03 fiscal years. As a result, the combined budget gap for 2001-02 and 2002-03 rose from the $12.5 billion estimated in January to $23.6 billion.


The 2002 Governor's Budget projected General Fund revenues from the three largest sources of tax revenue (personal income, sales and use and corporation) to be about $61.1 billion in 2001-02, a drop of $11.7 billion from the final estimates of 2000-01. Most of the decline in projected tax revenues was attributable to the personal income tax. The Governor's Budget projected total revenues and transfers to be $73.9 billion in 2001-02. This amount included the repayment of $6.6 billion from the sale of DWR's bonds and other sources to repay General Fund loans with interest. The DWR bonds were originally expected to be sold in June 2002. However, the sale of such bonds ($11,263,500,000 aggregate principal amount) did not occur until November 2002.


2002 Budget Act

The 2002 Budget Act was signed by the Governor on September 5, 2002 and did not differ substantially from the May Revision. The 2002 Budget Act projected total General Fund revenues and transfers to be $79.2 billion in 2002-03 ($67.9 billion from the three largest sources) and total General Fund expenditures to be $76.7 billion in 2002-03.


Revenue projections were based on the May Revision adjusted for about $2.8 billion in revenue enhancements adopted as part of the 2002 Budget Act, and described below. Major components of the revenue projections were the following:

Personal Income Tax: 2002-03 revenue from this tax was estimated to be $3.8 billion above the prior year level. Of this amount, roughly $1 billion was attributable to recent tax law changes and $2.8 billion was attributable to the economic outlook. Most of this projected growth was attributable to the outlook for personal income wage growth, estimated to be $44 billion higher in 2003, an increase of 6.8 percent.

Sales Tax: 2002-03 revenue from this tax was estimated to be $1.4 billion above the prior year level, or 6.5 percent. All of this projected gain was attributable to the economic outlook and, similar to the personal income tax, driven by personal income growth.

Corporation Tax: 2002-03 revenue from this tax was estimated to be $1.7 billion above the prior year level. All of this gain was attributable to recent tax law changes.

The 2002 Budget Act also included Special Fund expenditures of $19.3 billion and bond fund expenditures of $2.8 billion, with expected Special Fund revenues of $14.7 billion. The 2002 Budget Act assumed a General Fund budget reserve (balance in the SFEU at June 30, 2003) of about $1 billion.

The 2002 Budget Act projected the closing of a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and tax changes:

1. Program cost savings in the 2001-02 and 2002-03 fiscal years totaling about $7.458 billion. The largest savings are projected to occur in education, health, social services and State operations, and include deferral or elimination of previously enacted program expansions and elimination of workload and cost of living adjustments in numerous programs. The cost savings include $750 million in unallocated reductions to State operations, which the Administration must implement and which may require additional legislative action. The reductions also included a projected savings of $285 million from early retirement incentives and $75 million from the elimination of vacant positions.


2.       The receipt of $4.5 billion in 2002-03 from the one time securitization
         (sale) of a large portion of the State's future receipt of payment from tobacco companies from the settlement of litigation against those companies. This sale is scheduled to close in two segments, with $2.25 billion anticipated in February 2003 and $2.25 billion in April 2003.

3. A total of $2.028 billion in loans from various funds, including $1.218 billion from transportation funds.

4. The shift of $1.328 billion of expenditures from the General Fund to other funding sources, such as special funds and proposed future bond funds.


5. The receipt of $1.2 billion additional revenues in 2002-03 from a two-year suspension of certain net operating loss provisions in current law.


6. General Fund savings of $1.728 billion from the deferral of $1.047 billion of education expenditures from 2001-02 to early 2002-03 and $681 million of education expenditures from 2002-03 to early 2003-04.

7. General Fund savings of $1.083 billion ($223 million in 2001-02 and $860 million in 2002-03) from a State Debt Restructuring Plan to amortize the State's long-term debt to more closely approximate level annual debt service costs rather than level annual principal. This plan also included the issuance of refunding debt to pay selected maturities of State general obligation bonds.

8. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling about $1.081 billion.


9.       Additional  revenue of $1.651  billion in  2002-03  due to Federal  Tax
         Conformity and Tax Compliance ($1.081 billion); increasing the withholding on stock option and bonus income from 6 percent to 9.3 percent ($400 million); and suspending the teacher retention credit for one year ($170 million). Federal Tax Conformity and Tax Compliance includes revenue generated from the following: (a) the conformity of California tax law with federal tax law regarding accounting for bad debt reserves for large banks, (b) the pension and individual retirement account conformity package, (c) waiving penalties and interest on delinquent accounts, (d) increasing collection activities,
         (e) ensuring proper audit of tax credits and (f) improving the effectiveness of the tax protest and settlement programs.


10. Accelerations and transfers from other funds to the General Fund totaling $1.585 billion.


Despite the challenge represented by the severe revenue decline and the budget gap, the 2002 Budget contained the following major components:

1. Total K-12 spending per pupil increased from $6,610 in 2001-02 to $7,067 in 2002-03, a 2.8 percent increase from 2001-2002 estimates. In addition, the Budget preserves funding for key education initiatives including instructional materials, professional development, and school improvement, as well as $143 million set-aside for increased costs in existing education programs.


2. Funding for higher education decreases by 0.2 percent in 2002-03 compared to 2001-02 estimates. Despite this decrease, the 2002 Budget fully funds enrollment increases at the University of California, California State University and the Community Colleges. The 2002 Budget continues funding for a new University of California campus in Merced.

3.       $308 million for local public safety programs.


4. Limitation of the growth in State government with the elimination of positions and the reduction of State operations expenditures. In addition to the 6,600 positions eliminated by the Administration since 1999, 7,000 State government positions will be eliminated (6,000 in 2002-03 and 1,000 by June 30, 2004).

5. Funding for youth and adult corrections decreased by 4.7 percent from the previous year. Funding for health and human services decreased by
         2.1 percent.


6. There were no significant tax increases, and no significant reductions in support for local governments. A one-time shift of $75 million in property taxes from redevelopment agencies to schools will reduce State aid to schools by a like amount.

Since the start of the 2002-03 fiscal year, tax revenues have been below projections. The Controller reported that tax receipts for July and August 2002 were about $287 million, or 3.4 percent, below projections.

Recent Developments

Since early 2001 the State has faced severe financial challenges, which could continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $61.1 billion in 2001-02, and are projected to be $67.9 billion in 2002-03. The bulk of the revenue declines were from personal income taxes, principally from reduced capital gains realizations and stock option income.

This dramatic revenue drop resulted in an estimated $23.6 billion shortfall between State revenues and anticipated spending demands for the 2001-02 and 2002-03 fiscal years. Because of disagreement among the Administration and certain legislators over the means to bridge this gap, the 2002-03 Budget Act ("2002 Budget") was not adopted with the required 2/3 approval in both houses and enacted until September 5, 2002. The shortfall was ultimately closed with a combination of expenditure reductions, limited revenue enhancements, and extensive use of one-time budgetary actions, such as fund transfers and loans, expenditure deferrals, fund shifts and other actions. Since the release of the most recent revenue estimates in May 2002, actual revenues reported by the State Controller's Office for the three major revenue sources (personal income tax, sales tax and corporation tax) for the months of May through August 2002 have been slightly more than $900 million below projections.

The Legislative Analyst, fiscal experts and political leaders in the State acknowledge that the 2002 Budget left a significant gap between the expected level of tax and other continuing revenues and projected expenditures under current programs for future years, referred to as a "structural deficit." The Legislative Analyst has estimated the structural deficit for the 2003-04 fiscal year to be in the range of at least $21.1 billion, with similar deficits for several further years, absent corrective action. Actions to resolve the structural deficit in the future will be much more difficult since many one-time techniques used in the 2002 Budget cannot be replicated. In August 2002, the Governor directed State agencies to propose plans to permanently reduce expenditures by 20% in fiscal year 2003-004.


Coinciding with the sharp drop in State revenues, the State has been required to borrow substantial amounts from the public capital markets to ensure sufficient cash resources are available. To fund its cash flow needs in the 2001-002 fiscal year (including the energy loans to DWR), the State sold $5.7 billion of revenue anticipation notes ("RANs"). With the inability to repay the energy loans before June 2002, when the RANs matured, the State Controller issued $7.5 billion of revenue anticipation warrants ("RAWs"), a form of cash flow borrowing, in June 2002, to ensure the State would have sufficient cash resources to pay its obligations in the first few months of the 2002-03 fiscal year.


Facing continued revenue shortfalls, the State issued $12.5 billion of RANs in October 2002, including repayment of the outstanding RAWs. If State revenues fall significantly below projections, or tobacco securitization bonds are not sold during the current fiscal year, the State could be required to issue additional RAWs to meet its cash obligations.

California Energy Matters

Development of the Power Supply Program

In mid-2000, wholesale electricity prices in California began to rise dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities at the time were frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

In January 2001, the Governor determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and declared a state of emergency to exist. The Governor directed the DWR to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). Following the Governor's proclamation under the California Emergency Services Act, the Power Supply Program was further authorized by the enactment of legislation (the "Power Supply Act") and the adoption of related orders by the California Public Utilities Commission ("CPUC").

DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers are collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

The Power Supply Program is expected to supply the shortfall (the "net short") between the amount of electricity required by Customers and the amount of electricity furnished to Customers by the IOUs until December 31, 2002. The Administration and the CPUC are developing plans for the provision of the net short after 2002, including plans to enable each of the IOUs to be able to furnish the portion of the net short not provided by DWR's long-term contracts (the "residual net short"). Alternatively, it is possible that further legislation or other governmental action will authorize DWR to provide the residual net short beyond December 31, 2002 or authorize another State agency to develop a successor program. The rate agreement executed by DWR and the CPUC as of March 8, 2002, and described below under "CPUC Actions", anticipates the imposition of a surcharge on all Customers (based on the aggregate amount of electricity sold by DWR and the IOUs) to provide the revenues necessary to pay the bonds to be issued by DWR, with the result that DWR itself would not be required to continue to sell electricity to pay its bonds.

Financing the Power Supply Program

The Power Supply Program was initially financed by unsecured, interest-bearing loans from the General Fund ("State loans") aggregating $6.2 billion. Advances from the General Fund ceased in June 2001, after DWR arranged secured loans from banks and other financial institutions in the amount of $4.1 billion ("Interim loans").

During October and November 2002, DWR, pursuant to authority granted by the Power Supply Act, issued and sold $11,263,500,000 aggregate principal amount of its Power Supply Revenue Bonds, the proceeds of which were used, in part, to repay the Interim loans and the State loans in full.

On an ongoing basis, the Power Supply Program is expected to be funded by revenues collected from Customers pursuant to the rate agreement described below under "CPUC Actions".

CPUC Actions

Under California law, the retail rates for electricity supplied to Customers by DWR and the IOUs are to be set by the CPUC. Under the Power Supply Act, DWR is required to establish, revise and notify the CPUC of its revenue requirement for its purchases of electricity and its debt service. On November 5, 2001, DWR notified the CPUC of its revenue requirement through December 31, 2002. The CPUC had already authorized substantial overall retail rate increases commencing in early 2001, and on February 21, 2002, it adopted a decision establishing the respective rates to be recovered by DWR within each of the service territories of the IOUs. The February 21, 2002 DWR rate decision did not modify overall Customer rates. Petitions for rehearing of the decision were denied by the CPUC on March 21, 2002.

In August 2001, PG&E filed Pacific Gas and Electric Company v. The California Department of Water Resources, et al., (Sacramento County Superior Court) contesting the DWR determination that its revenue requirement is just and reasonable and arguing that DWR's determination was subject to the California Administrative Procedures Act (the "APA"). On June 7, 2002, the Superior Court ordered DWR to follow the APA in making its determination. DWR filed a notice of appeal on August 6, 2002, and this matter is now pending before the California Court of Appeal, Third Appellate District.

The Power Supply Act authorized DWR and the CPUC to enter into a rate agreement pertaining to DWR charges. A decision approving a rate agreement was adopted by the CPUC on February 21, 2002, and a rate agreement was executed by the CPUC and DWR as of March 8, 2002. The rate agreement provides for the CPUC to impose bond charges (irrevocable surcharges imposed upon Customers to pay DWR revenue bond debt service) and department power charges (imposed upon Customers for electricity sold by DWR to pay DWR power purchase costs and other operating expenses) in response to DWR's submittal of its revenue requirement. Petitions for rehearing of the decision were denied by the CPUC on March 21, 2002 and no further appeals followed. The rate agreement is final and unappealable.

The CPUC has approved servicing agreements between DWR and both of SDG&E and SCE, and adopted a servicing order as to DWR and PG&E pertaining to the delivery of DWR-purchased electricity to Customers through the transmission and distribution systems of the IOUs and the collection of payments for DWR from Customers by the IOUs. The servicing agreements are final and unappealable. The servicing order is also final and unappealable. It is possible that PG&E could seek relief from the servicing order in Bankruptcy court, but PG&E has not yet sought such relief and continues to make remittances to DWR as required by CPUC order.

On March 21, 2002, the CPUC adopted a decision suspending, as of September 20, 2002, the right of additional Customers to elect to purchase electricity from suppliers other than DWR and the IOUs (commonly referred to as "direct access") until DWR is no longer a supplier of electricity. Petitions for writs of review of the CPUC's direct access decision were rejected by the California Supreme Court. The CPUC's direct access decision is now final and unappealable. On November 7, 2002, the CPUC adopted a decision that established a direct access cost responsibility surcharge mechanism whereby designated direct access customers are made responsible for paying costs incurred by DWR which are being recovered through bond charges and power charges, excluding the recovery of any bond charges from certain continuous direct access customers (those taking direct access continuously both before and since January 17, 2001 (for PG&E and SCE territories) and February 7, 2001 (for SDG&E territory)). The CPUC's November 7 decision is subject to petition for rehearing and judicial review. It is not yet final and unappealable. The CPUC may consider additional issues regarding the imposition of bond charges and power charges, including what, if any, surcharges may be imposed upon "Electric Service Providers" (entities (other than public agencies that serve their own jurisdictional clients) that provide electrical service to retail customers located within the service areas of any of the IOUs).

The CPUC's February 21, 2002 decision set a schedule pursuant to which DWR's revenue requirements for 2003 are to be implemented. On August 19, 2002, DWR submitted its revenue requirements for 2003, while the schedule submission date for the revenue requirements was June 1, 2003. Despite this delay, DWR has indicated that it still expects that the CPUC will impose rates that collect all of DWR's revenue requirements (both power charges and bond charges) by January 1, 2003. The CPUC's determination of the respective rates for the IOUs, based, in part, on DWR's revenue requirements, may result in increased overall rates charged to Customers.

The timing of CPUC action or the effective dates of those actions may be affected by appeals or litigation brought by IOUs, consumer groups or other interested parties. Although under State law, appeals and litigation of CPUC actions related to the Power Supply Program must be granted an expedited appeal process, there can be no assurance that any such appeals or litigation will not delay the issuance of DWR's revenue bonds or the implementation of DWR's rates.

Litigation

A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the State's energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO") and the just and reasonable nature of certain of DWR's long term power purchase contracts. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

Constitutional, Legislative and Other Factors
---------------------------------------------

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.


Revenue Distribution. Certain debt obligations in the fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health Care Legislation. Certain debt obligations in the fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.


The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program.
Historically,  the Medi-Cal  program has  provided  for a  cost-based  system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. The Office of Statewide Health Planning and Development commissioned various studies commencing in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. The most recent study, prepared in December 1998, concluded, among other things, that although the fund would not meet California private insurance reserve standards, reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 1998, should maintain a positive balance over the long term.

Mortgages and Deeds. Certain debt obligations in the fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund.

Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. Following Guardino, supra, in this regard, the court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.


Repurchase Agreements. The Fund may invest in repurchase agreements, which are instruments under which the Fund acquires ownership of a U.S. Government security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

The Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the Fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's, S&P or Duff. Currently, a fund will only enter into repurchase agreements with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of NY that he's been approved by the advisor.

A repurchase agreement provides a means for a Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) "acquires a security (Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the Fund has not perfected an interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Section 4(2) Paper. Subject to its investment objectives and policies, the fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors like a fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. The fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a portfolio and affect its share price.


Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at a fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by a fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by a fund's custodian; (2) a fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) a fund's acquisition cost (excluding any accrued interest which a fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period a fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.


The fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a fund will pay for stand-by commitments, either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitments.


It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the "Service") has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.


Third Party Puts. The fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of the fund's bond would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the fund in a manner designed to minimize any adverse impact from these investments.


U.S.   Government   Securities.   There  are  two  broad   categories   of  U.S.
Government-related  debt  instruments:   (a)  direct  obligations  of  the  U.S.
Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

U.S. Government Securities may include "zero coupon" securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.


The government guarantee of the U.S. Government Securities in the Fund does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a fund's average Fund maturity. As a result, the Fund may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to a fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

                             MANAGEMENT OF THE FUND


Investment Advisor


On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment advisor for the Fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management ("DeAM") and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). DeIM, which is part of Deutsche Asset Management, is the investment advisor for the Fund. Under the supervision of the Board of Trustees of the Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


DeIM is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company ("Zurich") acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, Scudder changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.


The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees.

Pursuant to an investment management agreement (the "Agreement"), the Advisor acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor's duties.


The principal source of the Advisor's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today it provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor's clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor's international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.


In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund.

Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the fund.

The current Agreement for the Fund was last approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement had an initial term ending September 30, 2002 and will continue in effect from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Trust, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust's Trustees or of a majority of the outstanding voting securities of the Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of its assignment.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Trust's Declaration of Trust, By-Laws, the 1940 Act, the Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.





For the services and facilities furnished, the Fund pays a monthly investment management fee on a graduated basis of 1/12 of the following annual fee: 0.22% of the first $500 million of average daily net assets, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion. Pursuant to the investment management agreement, the Fund paid the Advisor fees of $1,110,234, $1,228,496 and $1,318,196 for the fiscal years ended September 30, 2002, 2001 and 2000, respectively.





Under its investment management agreement the Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. The Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.





In reviewing the terms of each Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Trust who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board's Approval of New Investment Management Agreements

The Board of Tax-Exempt California Money Market Fund approved a new investment management agreement with the Advisor for the Fund at a special meeting on February 4, 2002, subject to approval by shareholders, which was obtained on March 28, 2002. The new investment management agreement took effect on April 5, 2002, in conjunction with the consummation of a transaction in which Deutsche Bank AG ("Deutsche Bank") acquired 100% of the outstanding voting securities of the Advisor.

The terms of the new investment management agreement are substantially identical to the terms of the former investment management agreement, the renewal of which the Board had approved on September 26, 2001, except that the new management agreement permits the Advisor to appoint certain of its affiliates as Subadvisors to perform certain of its duties.

In considering whether to approve the new investment management agreement for the Fund, the Board was given extensive information about the proposed change in control of the Advisor. The Board also met many times to discuss the transaction with Deutsche Bank, and the Independent Trustees met numerous times separately. Throughout the process, the Independent Trustees had the assistance of legal counsel, who advised them on, among other things, their duties and obligations. In addition, the Independent Trustees engaged various consultants to help them evaluate the proposed transaction.

In connection with its review of the new investment management agreement, the Board obtained substantial information regarding: the management, financial position and business of Deutsche Bank; the history of Deutsche Bank's business and operations; the investment performance of the investment companies advised by Deutsche Asset Management; the proposed structure, operations and investment processes of the combined investment management organization after the transaction; and the future plans of Deutsche Bank and the Advisor with respect to the Advisor's affiliated entities and the Fund. The Board also received information regarding the terms of the transaction, anticipated management of the combined organization, the resources that Deutsche Bank intended to bring to the combined organization and the process being followed by Deutsche Bank and the Advisor to integrate their organizations. The Board also reviewed current and pro forma staffing and financial information for the combined organization, along with Deutsche Bank's plans to reduce its expenses through reduction of organizational redundancies and the achievement of synergies and efficiencies.

Deutsche Bank identified to the Board one of the key focuses of the transaction as being the creation of a single disciplined, globally integrated investment management organization combining the strengths of the various investment advisory entities that comprise Deutsche Asset Management and the Advisor. The Independent Trustees met with the chief global investment officer of the proposed combined organization, who articulated Deutsche Bank's plan to create a global research-centric investment management organization. The Board considered that Deutsche Bank proposed a new chief global investment officer and other significant personnel changes for the Advisor. The Board considered the experience and track records of identified senior investment personnel that would be part of the combined investment management organization.

Board Considerations in Connection with Annual Renewal of Investment Agreements

The Board of Trustees approved the renewal of the Fund's advisory contract on September 26, 2002. As part of the annual contract review process, commencing in July, 2002, the Board, as a whole, the Independent Trustees, separately, and the Fund's Oversight Committee met on several occasions to consider the renewal of the Fund's investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, received responses from the Advisor and received advice from counsel. The Committee presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee's findings and recommendations and presented their recommendations to the full Board. At a meeting on September 26, 2002, the Board concluded that the terms of the investment management agreement for the Fund are fair and reasonable and the continuance of each agreement is in the best interest of the Fund.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor; (ii) the management fees, expense ratios and asset sizes of the Fund relative to peer groups; (iii) the level of the Advisor's profits with respect to the management of the Fund, including the methodology used to allocate costs among funds advised by the Advisor; (iv) the short-term and long-term performance of the Fund relative to appropriate peer groups and one or a combination of market indices; and (v) fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor.

Investment Performance. The Board reviewed the Fund's investment performance as well as the performance of a peer group of funds, and the performance of an appropriate index or combination of indices. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance of certain funds advised by the Advisor and steps taken by the Advisor to improve such underperformance. In particular, the Board has requested the Advisor to identify Scudder funds whose performance ranks in the lowest quartile of their peer group ("Focus Funds") and to provide more frequent reports of steps to monitor and improve performance of the Focus Funds.

Fees and Expenses. The Board considered the Fund's management fee rates, expense ratios and asset sizes relative to an appropriate peer group of funds, including information about the effect of the unitary fee structure under the administration agreement and expense limitation commitments from the Advisor.

Profitability. The Board considered the level of the Advisor's profits with respect to the management of the Fund, including a review of the Advisor's methodology in allocating its costs to the management of the Fund. The Board considered the profits realized by the Advisor in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor's overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund.


Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor's staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.


Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Directors/Trustees of a Corporation/Trust may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.


The term Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the Scudder Family of Funds.



Code of Ethics


The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members, officers of the Trusts and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Underwriter. Pursuant to an underwriting and distribution agreement ("Distribution Agreement"), Scudder Distributors, Inc. ("SDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter in the continuous offering of shares for the Trust to provide information and services for existing and potential shareholders. The distribution agreement provides that SDI shall appoint various firms to provide cash management services for their customers or clients through the Trust.

As principal underwriter for the Trust, SDI acts as agent of the Trust in the sale of its shares of the Fund. SDI pays all its expenses under the Distribution Agreement. The Trust pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplemental sales literature and advertising costs. SDI has related selling group agreements with various firms to provide distribution services for Fund shareholders. SDI receives no compensation from the Trust as principal underwriter for the Shares and pays all expenses of distribution of the Shares not otherwise paid by dealers and other financial services firms. SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell Shares of the Fund.


The Distribution Agreement continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Trust may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Trust as defined under the 1940 Act.




SDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for the Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. SDI also has services agreements with banking firms to provide the above listed services, for their clients who wish to invest in the Fund. SDI also may provide some of the above services for the Fund. SDI normally pays the firms at an annual rate ranging from 0.15% to 0.33% of average daily net assets of those accounts that they maintain and service. In addition, SDI may, from time to time, from its own resources, pay certain firms additional amounts for such services including, without limitation fixed dollar amounts and amounts based upon a percentage of net assets or increased net assets in those Fund accounts that said firms maintain and service. SDI may also reimburse firms for costs associated with the transfer of client balances to the Fund. SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.





Rule 12b-1 Plan





The Fund has adopted a plan in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plan"). The rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI pays for supplemental sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plan, the Fund pays SDI an annual distribution services fee, payable monthly, of 0.33% of average daily net assets of the Fund. The distribution agreement and the 12b-1 Plan continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of the Fund and who have no direct or indirect financial interest in the agreement or in any agreement related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by SDI upon 60 days' written notice. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a majority vote of the outstanding shares. The fee payable pursuant to the 12b-1 Plan may not be increased without shareholder approval and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. If additional funds or series are authorized by the Board of Trustees, the provisions concerning the continuation, amendment and termination of the distribution services agreement and the 12b-1 Plan will be on a fund-by-fund basis.

For the fiscal year ended September 30, 2002, the Fund incurred distribution fees of $1,671,185 of which $128,457 is unpaid at September 30, 2002. Of such amount, SDI remitted $923,772 to various firms pursuant to the related services agreements. For the fiscal year ended September 30, 2002, SDI incurred distribution expenses including advertising and literature and marketing and sales expenses for a total of $119,013. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, SDI has made no attempt to differentiate between expenses that are overhead and those that are not.

For the fiscal year ended September 30, 2001, the Fund incurred distribution fees of $1,862,143. For the fiscal year ended September 30, 2000, SDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms $2,002,799; advertising and literature $0; and marketing and sales expenses $41,899; for a total of $2,044,698. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, SDI has made no attempt to differentiate between expenses that are overhead and those that are not.

For the fiscal year ended September 30, 2000, the Fund incurred distribution fees of $1,977,382. Of such amount, SDI remitted $1,701,269 to various firms pursuant to the related services agreements. For the fiscal year ended September 30, 2000, SDI incurred underwriting, distribution and administrative expenses in the approximate amounts noted: service fees to firms $2,002,799; advertising and literature $0; and marketing and sales expenses $41,899; for a total of $2,044,698. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, SDI has made no attempt to differentiate between expenses that are overhead and those that are not.


                             PORTFOLIO TRANSACTIONS

Brokerage


Allocations of brokerage may be placed by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.




Independent Auditors and Reports to Shareholders


The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, independent auditors, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel


Vedder, Price, Kaufman & Kammholz serves as legal counsel to the Fund.

Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.




Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. State Street also is the Fund's transfer agent and dividend paying agent. Pursuant to a services agreement, Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund and, as such, performs all duties as transfer agent and dividend paying agent. State Street receives, as transfer agent, and pays to SISC as follows: annual account fees of a maximum of $13 per account plus out-of-pocket expense reimbursement. For the fiscal year ended September 30, 2002, SISC received shareholder service fees of $703,309, of which $313,535 is unpaid at September 30, 2002. For the fiscal years ended September 30, 2001 and 2000, State Street remitted fees in the amount of $880,862 and $673,350, respectively, to SISC as Shareholder Service Agent. Prior to August 31, 2000 Investors Fiduciary Trust Company ("IFTC") remitted fees to SISC as transfer agent to the Fund; State
Street and IFTC were affiliates and combined businesses. Pursuant to a sub-transfer agency agreement between SISC and DST effective January 2003, DST will perform shareholder servicing functions for each class of the fund.


                                   PERFORMANCE


Performance information is based on historical earnings and is not intended to indicate future performance. Performance will vary based on factors such as changes in market conditions and the level of expenses.

Yield

The Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed for the Fund as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven-day period ended September 30, 2002, the Fund's yield was 1.07%.

The Fund's seven-day effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the seven-day effective yield is: (seven-day base period return +1)365/7 - 1. The Fund may also advertise a thirty-day effective yield in which case the formula is (thirty-day base period return +1)365/30 - 1. For the seven-day period ended September 30, 2002, the Fund's effective yield was 1.07%.


                               T = (ERV/P)1/n - 1

Where:


     T       =     Average Annual Total Return
     P       =     a hypothetical initial investment of $1,000
     n       =     number of years
     ERV     =     ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

Tax-Equivalent Yield


Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Based upon a marginal federal income tax rate and the Fund's yield computed as described above for the seven-day period ended September 30, 2002, the Fund's tax-equivalent yield was 0.77%.

Comparison of Fund Performance

Performance may be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Tax-Exempt Versus Taxable Yield. You may want to determine which investment - tax-exempt or taxable - will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. Both tables are based upon current law as to the 2002 tax rates schedules.

CALIFORNIA

                                                Combined                                                        Combined
                                               California                          Effective     Effective     California
  Taxable Income    Effective    Effective    and Federal      Taxable Income        State        Federal     and Federal
     Single*       State Rate  Federal Rate   Tax Bracket          Joint              Rate          Rate      Tax Bracket
     ------        ----------  ------------   -----------          -----              ----          ----      -----------

 21,503 - 27,950      6.00%       15.00%         20.10%       27,251 - 43,006        4.00%         15.00%        18.40%
 27,951 - 29,850      6.00%       27.00%         31.38%       43,007 - 46,700        6.00%         15.00%        20.10%
 29,851 - 37,725      8.00%       27.00%         32.84%       46,701 - 59,700        6.00%         27.00%        31.38%
 37,726 - 67,700      9.30%       27.00%         33.79%       59,701 - 75,450        8.00%         27.00%        32.84%
 67,701 - 141,250     9.30%       30.00%         36.51%       75,451 - 112,850       9.30%         27.00%        33.79%
141,251 - 307,050     9.30%       35.00%         41.05%      112,851 - 171,950       9.30%         30.00%        36.51%
   over 307,050       9.30%       38.60%         44.31%      171,951 - 307,050       9.30%         35.00%        41.05%
                                                                over 307,050         9.30%         38.60%        44.31%


                                       39

                    If your combined federal and state effective tax rate in 2001 is:
                         20.10%     31.38%      32.84%      33.79%     36.51%    41.05%   18.40%
To match these
tax-free yields:               Your taxable investment would have to earn the following yield:

               2.00%      2.50%      2.91%       2.98%       3.02%      3.15%     3.39%    2.45%
               3.00%      3.75%      4.37%       4.47%       4.53%      4.73%     5.09%    3.68%
               4.00%      5.01%      5.83%       5.96%       6.04%      6.30%     6.78%    4.90%
               5.00%      6.26%      7.29%       7.44%       7.55%      7.88%     8.48%    6.13%
               6.00%      7.51%      8.74%       8.93%       9.06%      9.45%    10.18%    7.35%
               7.00%      8.76%     10.20%      10.42%      10.57%     11.03%    11.87%    8.58%
               8.00%     10.01%     11.66%      11.91%      12.08%     12.60%    13.57%    9.80%
               9.00%     11.26%     13.12%      13.40%      13.59%     14.18%    15.27%   11.03%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.



Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.


Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, State Street will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.



Wires. To purchase shares of a Fund and obtain the same day's dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to 12:00 p.m. Eastern time on that day. If you wish to make a purchase of $500,000 or more, you should notify the Fund's transfer agent of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after 12:00 p.m. Eastern time, but both the funds and the information are made available before the close of regular trading on The New York Stock Exchange, Inc. (the "Exchange") (normally 4 p.m. Eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.


Share Pricing. Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. The net asset value per share of the Fund is determined on each day the Exchange is open for trading, at 12:00 p.m., close of regular trading on the Exchange (typically 4:00 p.m.) and 9:00 p.m. Eastern time. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Orders received by dealers or other financial services firms prior to the 9:00 p.m. determination of net asset value for the Fund and received by Scudder Distributors, Inc. ("SDI"), the primary administrator, distributor and principal underwriter for the Fund, prior to the close of its business day can be confirmed at the 9:00 p.m. determination of net asset value for that day. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than a Fund, to forward the purchase order to (the "transfer agent") in Kansas City by the close of regular trading on the Exchange.


Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

The Fund reserves the right to reject new account applications without a correct certified Social Security or tax identification number. The Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or tax identification number.

Automatic Investment Plan. A shareholder may purchase additional shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct Deposit"), investments are made automatically (minimum $50 and maximum $250,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the

Shareholder Service Agent has received the request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution.

Payroll Investment Plans. A shareholder may purchase shares through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) The Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.


The fund reserves the right to waive the minimum account balance requirement for employee and director accounts.


Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders (excluding custodial accounts for gifts and transfers to minors), provided the trustee, executor or guardian is named in the account registration. Other institutional account holders and guardian account holders of custodial accounts for gifts and transfers to minors may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.


Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.


The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, the Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Checkwriting. All new investors and existing shareholders who apply to State Street for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. No shareholder may write checks against certificated shares. A Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. Each Fund, Scudder Service Corporation and State Street reserve the right at any time to suspend or terminate the Checkwriting procedure.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other Scudder Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.


Shares of money market funds and the Scudder Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Scudder Target Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus. Cash Equivalent Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with SDI.


Shares of a Scudder Fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a Scudder Fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another Scudder Fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in the Advisor's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Scudder Fund and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including, without limitation, accounts administered by a financial services firm offering market timing, asset allocation or similar services.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a Scudder Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such Scudder Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.



Dividends


Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of a Fund at the net asset value normally on the last business day of the month. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another Scudder Mutual Fund offering this privilege at the net asset value of such other fund. To use this privilege of investing Fund dividends shares in another Scudder Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Fund.


If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code").


                                 NET ASSET VALUE


The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.


                                      TAXES


The following is intended to be a general summary of certain federal income tax consequences of investing in the funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gains or other income if it appears to be in the interest of such Fund.


Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be
treated  as  such  for  federal   income  tax
purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service ("IRS") to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.


Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.


Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.


"Exempt-interest" dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings is distributed to their shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.


If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if a Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.


Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other U.S. possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Funds which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on U.S. Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.


To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is not deductible for California personal income tax purposes. In addition, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption shares within 30 days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.


The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any Fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in a Fund, excluding, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.


                              OFFICERS AND TRUSTEES

Tax-Exempt California Money Market Fund

The following table presents certain information regarding the Trustees and Officers of the fund as of February 1, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Directors

Name, Age, Position(s)        Principal Occupation(s)                                            Number of Funds
Held with the Fund and        During Past 5 Years and                                            in Fund Complex
Length of Time Served^1       Other Directorships Held                                           Overseen
----------------------------------------------------------------------------------------------------------------
John W. Ballantine (56)       Retired; formerly, Executive Vice President and Chief Risk         82
Trustee, 1999-present         Management Officer, First Chicago NBD Corporation/The First
                              National Bank of Chicago (1996-1998); Executive Vice President
                              and Head of International Banking (1995-1996). Directorships:
                              Enron Corporation (energy trading firm) (effective May 30,
                              2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank;
                              Tokheim Corporation (designer, manufacturer and servicer of electronic and mechanical petroleum marketing systems)
----------------------------------------------------------------------------------------------------------------
Lewis A. Burnham (70)         Retired; formerly, Director of Management Consulting, McNulty      82
Trustee, 1977-present         & Company (1990-1998); prior thereto, Executive Vice
                              President, Anchor Glass Container Corporation
----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (65)        Retired; formerly, Executive Vice President, A. O. Smith           82
Trustee, 1980-present         Corporation (diversified manufacturer) (1963-1994)
----------------------------------------------------------------------------------------------------------------
James R. Edgar (56)           Distinguished Fellow, University of Illinois, Institute of         82
Trustee, 1999-present         Government and Public Affairs (1999-present); formerly,
                              Governor, State of Illinois (1991-1999). Directorships: Kemper
                              Insurance Companies; John B. Sanfilippo & Son, Inc.
                              (processor/packager/marketer of nuts, snacks and candy
                              products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures,
                              distributes and markets health and beauty-care products)
----------------------------------------------------------------------------------------------------------------
Paul K. Freeman (52)          President, Cook Street Holdings (consulting); Adjunct              82
Trustee, 2002-present         Professor, University of Denver; Consultant, World
                              Bank/Inter-American Development Bank; formerly, Project
                              Leader, International Institute for Applied Systems Analysis
                              (1998-2001); Chief Executive Officer, The Eric Group, Inc.
                              (environmental insurance) (1986-1998)
----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (66)        Retired; formerly, Chairman, Harnischfeger Industries, Inc.        82
Trustee, 1981-present         (machinery for the mining and paper industries) (until 2000);
                              prior thereto,  Vice Chairman and Chief  Financial
                              Officer,     Monsanto    Company    (agricultural,
                              pharmaceutical  and  nutritional/food   products);
                              Vice   President   and   Head   of   International
                              Operations, FMC Corporation (manufacturer of
                              machinery and chemicals)
----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (61)      Retired; formerly, President, Hood College (1995-2000); prior      82
Trustee, 1995-present         thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                              Internal Revenue Service; Assistant Attorney General (Tax),
                              U.S. Department of Justice. Directorships: Bethlehem Steel
                              Corp.; Federal Mogul Corp.; Trustee, Bryn Mawr College
----------------------------------------------------------------------------------------------------------------
Fred B. Renwick (73)          Retired; Professor Emeritus of Finance, New York University,       82
Trustee, 1988-present         Stern School of Business (2001-present); formerly, Professor,
                              New York University Stern School of Business (1965-2001).
                              Directorships: The Wartburg Foundation; The Investment Fund
                              for Foundations; Chairman, Finance Committee of Morehouse
                              College Board of Trustees; American Bible Society Investment
                              Committee; formerly, Director of Board of Pensions,
                              Evangelical Lutheran Church in America; member of the
                              Investment Committee of Atlanta University Board of Trustees
----------------------------------------------------------------------------------------------------------------



                                       49

Name, Age, Position(s)        Principal Occupation(s)                                            Number of Funds
Held with the Fund and        During Past 5 Years and                                            in Fund Complex
Length of Time Served^1       Other Directorships Held                                           Overseen
----------------------------------------------------------------------------------------------------------------
William P. Sommers (69)       Retired; formerly, President and Chief Executive Officer, SRI      82
Trustee, 1979-present         International (research and development) (1994-1998); prior thereto, Executive Vice President, Iameter (medical
                              information and educational service provider); Senior Vice
                              President and Director, Booz, Allen & Hamilton Inc.
                              (management consulting firm). Directorships: PSI Inc.
                              (engineering and testing firm); Evergreen Solar, Inc.
                              (develop/manufacture solar electric system engines); H2 Gen
                              (manufacture hydrogen generators); Zassi Medical Evolutions,
                              Inc. (specialists in intellectual property opportunities in medical device arena)
----------------------------------------------------------------------------------------------------------------
John G. Weithers (69)         Retired; formerly, Chairman of the Board and Chief Executive       82
Trustee, 1993-present         Officer, Chicago Stock Exchange (until 1992). Directorships:
                              Federal Life Insurance Company; Chairman of the Members of the
                              Corporation and Trustee, DePaul University; formerly,
                              International Federation of Stock Exchanges; Records
                              Management Systems
----------------------------------------------------------------------------------------------------------------

Interested Directors

Name, Age, Position(s) Held                                                                  Number of Funds in
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                 Fund Complex
Time Served^1                Other Directorships Held                                        Overseen
----------------------------------------------------------------------------------------------------------------
Richard T. Hale^2,^3 (57)    Managing Director of Deutsche Bank Securities Inc. (formerly            199
Chairman, Trustee and Vice   Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management
President, 2002-present      (1999 to present); Director and President, Investment Company
                             Capital Corp. (registered investment advisor) (1996 to
                             present); Director, Deutsche Global Funds, Ltd. (2000 to
                             present), CABEI Fund (2000 to present), North American Income
                             Fund (2000 to present) (registered investment companies);
                             President, DB Hedge Strategies Fund LLC (June 2002 to
                             present), Montgomery Street Securities, Inc. (2002 to present)
                             (registered investment companies); Vice President, Deutsche
                             Asset Management, Inc. (2000 to present); formerly, Director,
                             ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999)
----------------------------------------------------------------------------------------------------------------
William F. Glavin, Jr.^2     Managing Director of Deutsche Asset Management; President of            82
(44) Trustee and President,  Scudder Investor Services Corp. (1999-present); President of
2001-present                 Scudder Service Corp. (2000-present); President of Scudder
                             Financial Services, Inc. (1999-present); Vice President of
                             Scudder Distributors, Inc. (2000-present); formerly, Executive
                             Vice President of Dreyfus Service Corp. (1995-1997); Senior
                             Vice President of The Boston Company Advisors (1991-1995).
                             Directorships: Trustee, Crossroads for Kids (serves at-risk children)
----------------------------------------------------------------------------------------------------------------
Philip J. Collora (57)       Director of Deutsche Asset Management                                   n/a
Vice President and
Assistant Secretary,
1986-present
----------------------------------------------------------------------------------------------------------------



                                       50

Name, Age, Position(s) Held                                                                  Number of Funds in
with the Fund and Length of  Principal Occupation(s) During Past 5 Years and                 Fund Complex
Time Served^1                Other Directorships Held                                        Overseen
----------------------------------------------------------------------------------------------------------------
Daniel O. Hirsch^3 (48)      Managing Director of Deutsche Asset Management (2002-present)           n/a
Vice President and           and Director, Deutsche Global Funds Ltd. (2002-present);
Assistant Secretary,         formerly, Director, Deutsche Asset Management (1999-2002);
2002-present                 Principal, BT Alex. Brown Incorporated (now Deutsche Bank
                             Securities Inc.) (1998-1999); Assistant General Counsel,
                             United States Securities and Exchange Commission (1993-1998)
----------------------------------------------------------------------------------------------------------------
Kenneth Murphy4^ (39)        Vice President of Deutsche Asset Management (2001-present);             n/a
Vice President, 2002-present formerly, Director, John Hancock Signature Services
                             (1992-2001); Senior Manager, Prudential Mutual Fund Services
                             (1987-1992)
----------------------------------------------------------------------------------------------------------------
Charles A. Rizzo^4 (45)      Director of Deutsche Asset Management (April 2000 to present);          n/a
Treasurer, 2002-present      formerly, Vice President and Department Head, BT Alex. Brown
                             Incorporated (now Deutsche Bank Securities Inc.) (1998-1999);
                             Senior Manager, Coopers & Lybrand L.L.P. (now
                             PricewaterhouseCoopers LLP) (1993-1998)
----------------------------------------------------------------------------------------------------------------
Brenda Lyons^4 (40)          Managing Director of Deutsche Asset Management                          n/a
Assistant Treasurer,
1998-present
----------------------------------------------------------------------------------------------------------------
John Millette^4 (40)         Vice President of Deutsche Asset Management                             n/a
Secretary, 2001-present
----------------------------------------------------------------------------------------------------------------
Caroline Pearson^4 (40)      Managing Director of Deutsche Asset Management                          n/a
Assistant Secretary,
1998-present
----------------------------------------------------------------------------------------------------------------
Stephen H. Boyd^5 (31)       Vice President, Deutsche Asset Management (1998 to present);            n/a
Vice President, 2002-        prior thereto, analyst for Union Bank of Switzerland and
present                      municipal research analyst for ABN AMRO Securities
----------------------------------------------------------------------------------------------------------------
Gary R. Pollack^5 (49)       Director, Deutsche Asset Management                                     n/a
Vice President, 2002-
present
-----------------------------------------------------------------------------------------------------------------

^1 Length of time served represents the date that each Director was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.

^2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

^3       Address: One South Street, Baltimore, Maryland

^4       Address: Two International Place, Boston, Massachusetts

^5       Address:  345 Park Avenue, New York, New York

Trustee's and Officer's Role with Principal Underwriter: Scudder Distributors, Inc.

William F. Glavin:             Vice President and Director
Caroline Pearson:              Secretary
Phillip J. Collora:            Assistant Secretary


Trustees' Responsibilities. The officers of the Trust manage the Fund's day-to-day operations under the direction of the Trust's Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust's Board members are not affiliated with the Advisor.


The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees' responsibilities.

Board Committees: The Fund's Board has the following committees:


Audit Committee: This Committee makes recommendations regarding the selection of independent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Trust's Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and William P. Sommers. The Audit Committee held 8 meetings during calendar year 2002.

Nominating and Governance Committee: This Committee seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund's Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), James R. Edgar and Shirley D. Peterson. The Trust's Nominating and Governance Committee held 5 meetings during calendar year 2002. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Trust.

Valuation Committee: This Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine and Richard T. Hale. Alternative members are Lewis A. Burnham, Donald L. Dunaway, John G. Weithers and William F. Glavin. The Trust's Valuation Committee held 0 meetings during calendar year 2002.

Operations Committee: This Committee oversees the operations of the Fund, such as reviewing the Fund's administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements, shareholder services and proxy voting policies. Currently, the members of the Operations Committee are John W. Ballantine (Chairman), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Trust's Operations Committee held 10 meetings during calendar year 2002.

Money Market Oversight Committee: This Committee oversees investment activities of the Fund, such as investment performance and risk, expenses, services provided under the investment management agreement and portfolio pricing procedures. The members of the Money Market Oversight Committee are Fred B. Renwick (Chairman), John W. Ballantine and James R. Edgar. The Trust's Money Market Oversight Committee held 4 meetings during calendar year 2002.


Remuneration. Each Non-Interested Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by DeAM which may have different fee schedules. The Advisor supervises the Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.


The Board of Trustees of the Trust established a deferred compensation plan for the Non-Interested Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Non-Interested Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Trust, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Mr. Dunaway and Governor Edgar have elected to defer at least a portion of their fees. The equivalent Shadow Shares are reflected above in the table describing the Trustee's share ownership.


Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and aggregate compensation from the fund complex during the most recent calendar year.


                               Compensation from                                        Total Compensation Paid
                              Tax-Exempt California    Pension or Retirement Benefits       to Trustees from
Name of Trustee                 Money Market Fund     Accrued as Part of Fund Expenses     Fund Complex(4)(5)
---------------                 -----------------     --------------------------------     -------------

John W. Ballantine                      $                            $                     $225,470.00
Lewis A. Burnham                        $                            $                     $197,317.61
Donald L. Dunaway(1)                    $                            $                     $317,486.95
James R. Edgar(2)*                      $                            $                     $__________
Paul K. Freeman**                       $                            $                     $ 17,178.00
Robert B. Hoffman                       $                            $                     $187,210.00
Shirley D. Peterson(3)                  $                            $                     $206,010.00
Fred B. Renwick*                        $                            $                     $199,280.00
William P. Sommers                      $                            $                     $197,881.31
John G. Weithers*                       $                            $                     $209,450.00

* Newly elected Trustee effective July 18, 2001.

** Newly elected Trustee effective May 15, 2002.

(1) Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Mr. Dunaway are $[ ].

(2) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $[ ].

(3) Includes $[ ] in annual retainer fees received by Ms. Peterson in her role as lead Trustee.

(4) For each Trustee, except Mr. Freeman, total compensation includes compensation for the service on the boards of 33 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Freeman, currently serves on the boards of 33 DeAM trusts/corporations comprised of 83 funds/portfolios. For Mr. Freeman, the total includes compensation for service on the board of 1 trust comprised of 11 funds. Mr. Freeman currently serves on the boards of 34 DeAM trusts/corporations comprised of 97 funds/portfolios.

(5) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the sale of the Advisor to Deutsche Bank AG. Such amounts totaled $[ ] for each Trustee, excluding Mr. Freeman who was not a Trustee of the Funds or the Chicago Board at the time of the sale. These meeting fees were borne by the Advisor.





Securities Beneficially Owned. None of the Non-Interested Trustees owned securities beneficially of the Advisor, SDI or Person Directly or Indirectly Controlling, Controlled by or Under Common Control with the Advisor or SDI.


Trustee Fund Ownership


Under the Fund's Governance Procedures and Guidelines, the Non-Interested Trustees have established the expectation that within three years an Non-Interested Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Non-Interested Trustee's personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following table sets forth each Trustee's share ownership of the Fund and all funds in the fund complex overseen by the Trustee as of December 31, 2002.

                                              Dollar Range of
                                      Fund Shares Owned in Tax-Exempt    Aggregate Dollar Range of Securities Owned
                                                 California                   in All Funds in the Fund Complex
Name of Trustee                              Money Market Fund                       Overseen by Trustee
---------------                              -----------------                       -------------------

John W. Ballantine                                  None                               Over $100,000
Lewis A. Burnham                                    None                               Over $100,000
Donald L. Dunaway                                   None                               Over $100,000
James R. Edgar                                      None                               $50,001-$100,000
Paul K. Freeman                                     None                               $50,001-$100,000
William F. Glavin, Jr.                              None                               Over $100,000
Robert B. Hoffman                                   None                               Over $100,000
Shirley D. Peterson                                 None                               Over $100,000
Fred B. Renwick                                     None                               Over $100,000
William P. Sommers                                  None                               Over $100,000
John G. Weithers                                    None                               Over $100,000

* The dollar range of shares shown includes share equivalents of Scudder funds in which Governor Edgar and Mr. Dunaway are deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

As of December 31, 2002, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

As of December 31, 2002, 5,197,526 shares in the aggregate, or 9.67% of the outstanding shares of Tax-Exempt California Money Market Fund were held in the name of Charter Mac (Owner Trust,) 625 Madison Avenue, New York, NY 10022 who may be deemed to be the beneficial owner of certain of these shares.

As of December 31, 2002, 43,713,197 shares in the aggregate, or 81.34% of the outstanding shares of Tax-Exempt California Money Market Fund were held in the name of LPL Financial Services, for the benefit of customers, 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

                                FUND ORGANIZATION





The Fund is an open-end diversified management investment company, organized as a business trust under the laws of Massachusetts on February 25, 1987. The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value. While only shares of a single Portfolio are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees.


Organizational Description


The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declarations of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Trust or the Trust's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Trust may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Trust itself is unable to meet its obligations.


If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.


Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust's portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.


                              FINANCIAL STATEMENTS


The financial statements together with the Report of Independent Auditors, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2002 are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.


                             ADDITIONAL INFORMATION


The CUSIP number of the Fund is 876934-1000.

The Fund has a fiscal year end of September 30.




The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                            PART C. OTHER INFORMATION

   Item 23.      Exhibits.
   --------      ---------

                    (a)                     Agreement and Declaration of Trust
                                            (Incorporated herein by reference to Post-Effective Amendment No. 9 to
                                            Registrant's Registration Statement on Form N-1A filed on January 2, 1996.)

                   (b)(1)                   By-laws
                                            (Incorporated herein by reference to Post-Effective Amendment No. 9 to
                                            Registrant's Registration Statement on Form N-1A filed on January 2, 1996.)

                   (b)(2)                   Amendment to By-laws.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 16 to
                                            Registrant's Registration Statement on Form N-1A filed on February 1, 2001.)

                    (c)                     Text of Share Certificate
                                            (Incorporated herein by reference to Post-Effective Amendment No. 9 to
                                            Registrant's Registration Statement on Form N-1A filed on January 2, 1996.)

                   (d)(1)                   Investment Management Agreement between the Registrant and Deutsche
                                            Investment Management Americas Inc., dated April 5, 2002.
                                            (Filed herein.)

                   (e)(1)                   Underwriting and Distribution Services Agreement between the Registrant and
                                            Scudder Distributors, Inc., dated April 5, 2002.
                                            (Filed herein.)
                    (f)                     Inapplicable

                   (g)(1)                   Custodian Contract between Registrant and State Street Bank and Trust
                                            Company dated May 3, 1999.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 13 to
                                            Registrant's Registration Statement on Form N-1A filed on November 19, 1999.)

                   (g)(2)                   Amendment to Custodian Contract between Registrant and State Street Bank and
                                            Trust Company dated January 5, 2001.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 17 to
                                            Registrant's Registration Statement on Form N-1A filed on January 30, 2002.)

                 (h)(1)(a)                  Agency Agreement.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 9 to
                                            Registrant's Registration Statement on Form N-1A filed on January 2, 1996.)

                 (h)(1)(b)                  Supplement to Agency Agreement dated January 1, 1999.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 16 to
                                            Registrant's Registration Statement on Form N-1A filed on February 1, 2001.)

                 (h)(1)(c)                  Supplement to Agency Agreement.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 10 to
                                            Registrant's Registration Statement on Form N-1A filed on January 2, 1997.)

                 (h)(1)(d)                  Agency Agreement dated August 31, 2000 (Incorporated herein by reference to Post-Effective Amendment No.16 to the Registration Statement filed on
                                            February 1, 2001.)

                 (h)(1)(e)                  Amendment No.1 to the Transfer Agency and Service Agreement between the
                                            Registrant and SISC, dated July 24, 2002.
                                            (Filed herein.)

                   (h)(2)                   Fund Accounting Services Agreement dated December 31, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 12 to
                                            Registrant's Registration Statement on Form N-1A filed on December 3, 1998.)

                   (h)(3)                   Supplement to Services Agreement.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 14 to
                                            Registrant's Registration Statement on Form N-1A filed on January 25, 2000.)

                    (i)                     Legal Opinion and Consent of Counsel.
                                            (Filed herein)

                    (j)                     Report and Consent of Auditors.
                                            (Filed herein)

                    (k)                     Inapplicable

                    (l)                     Inapplicable


                    (m)                     Amended and Restated Rule 12b-1 Plan dated August 1, 1998.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 12 to
                                            Registrant's Registration Statement on Form N-1A filed on December 3, 1998.)

                    (n)                     Inapplicable

                   (p)(1)                   Code of Ethics for Tax-Exempt California Money Market Fund, dated April 5,
                                            2002.  (Filed herein.)
                   (p)(2)                   Code of Ethics for Deutsche Asset Management, dated September 3, 2002.
                                            (Filed herein.)
                   (q)(1)                   Powers of Attorney for Trustees Paul K. Freeman and Richard T. Hale.
                                            (Filed herein.)

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit (a)(1) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with
         Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each of the  trustees  who is not an  "interested  person"  (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Trustee") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

         On April 5, 2002, Zurich Scudder  Investments,  Inc.  ("Scudder"),  the
         investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Trustees' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Trustees") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by
         Deutsche Bank in connection with the Independent Trustees' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Item 26.        Business and Other Connections of Investment Advisor
--------        ----------------------------------------------------

         Deutsche Investment Management Americas Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

Name                         Business and Other Connections of Board of Directors of Registrant's Advisor
----                         ----------------------------------------------------------------------------

  Thomas F. Eggers*               Deutsche Investment Management Americas Inc., President and CEO

  Deborah Flickinger**            Deutsche Investment Management Americas Inc., Director

  Thomas Hughes**                 Deutsche Investment Management Americas Inc., Chairman and Director
                                  Scudder Investor Services, Inc., Director and Vice President
  William Shiebler**              Deutsche Investment Management Americas Inc., Director

  Philipp von Girsewald***        Deutsche Investment Management Americas Inc., Director

*             345 Park Avenue, New York, NY
**            280 Park Avenue, New York, NY
***           Taunusanlage 12, Frankfurt, Germany

Item 27.          Principal Underwriters
--------          ----------------------

         (a)

         Scudder Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter for registered open-end management investment companies managed by Deutsche Investment Management Americas Inc. and Deutsche Asset Management Inc.

         (b)

         Information on the officers and directors of Scudder Distributors, Inc., principal underwriter for the Registrant, is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

                 (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Thomas F. Eggers              Chairman and Director                    None
         345 Park Avenue
         New York, NY 10154

         Jonathan R. Baum              Chief Executive Officer, President and   None
         345 Park Avenue               Director
         New York, NY  10154

         William F. Glavin             Vice President and Director              Trustee and President
         Two International Place
         Boston, MA  02110-4103

         John W. Edwards               Chief Financial Officer and Treasurer    None
         345 Park Avenue
         New York, NY  10054

         C. Perry Moore                Chief Operating Officer and Vice         None
         222 South Riverside Plaza     President
         Chicago, IL  60606

         Caroline Pearson              Secretary                                Assistant Secretary
         Two International Place
         Boston, MA  02110-4103

         Linda J. Wondrack             Vice President and Chief                 None
         Two International Place       Compliance Officer
         Boston, MA  02110-4103

         Scott B. David                Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         David Edlin                   Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

                 (1)                            (2)                                  (3)
         Scudder Distributors, Inc.
         Name and Principal            Positions and Offices with               Positions and
         Business Address              Scudder Distributors, Inc.               Offices with Registrant
         ----------------              --------------------------               -----------------------

         Robert Froelich               Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         Michael L. Gallagher          Vice President                           None
         222 South Riverside Plaza
         Chicago, IL  60606

         M. Patrick Donovan            Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Kenneth P. Murphy             Vice President                           None
         Two International Place
         Boston, MA  02110-4103

         Philip J. Collora             Assistant Secretary                      Vice President and Assistant
         222 South Riverside Plaza                                              Secretary
         Chicago, IL  60606

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

                  Accounts, books and other documents are maintained at the offices of the Registrant; the offices of Registrant's investment adviser, Deutsche Investment Management Americas Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; at the offices of the Registrant's principal underwriter, Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606; in the case of records concerning custodial and transfer agency functions, at the offices of the custodian and transfer agent, State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110; or, in the case of records concerning shareholder service agency functions, at the office of the shareholder service agent, Scudder Investments Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  None.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 27th day of January 2003.


                                         TAX-EXEMPT CALIFORNIA MONEY MARKET FUND



                                         By: /s/ William F. Glavin, Jr.
                                             --------------------------
                                             William F. Glavin, Jr.
                                             President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on January 27, 2003 on behalf of the following persons in the capacities indicated.


   SIGNATURE                                   TITLE                                   DATE
   ---------                                   -----                                   ----

   /s/William F. Glavin, Jr.
   --------------------------------------
   William F. Glavin, Jr.                      Trustee, President (Chief               January 27, 2003
                                               Executive Officer)

   /s/Charles A. Rizzo
   --------------------------------------
   Charles A. Rizzo                            Treasurer (Chief Financial              January 27, 2003
                                               Officer)

   /s/John W. Ballantine
   --------------------------------------
   John W. Ballantine*                         Trustee                                 January 27, 2003

   /s/Lewis A. Burnham
   --------------------------------------
   Lewis A. Burnham*                           Trustee                                 January 27, 2003

   /s/Paul K. Freeman
   --------------------------------------
   Paul K. Freeman*                            Trustee                                 January 27, 2003

   /s/Richard T. Hale
   --------------------------------------
   Richard T. Hale*                            Trustee, Chairman                       January 27, 2003

   /s/Donald L. Dunaway
   --------------------------------------
   Donald L. Dunaway*                          Trustee                                 January 27, 2003

   /s/James R. Edgar
   --------------------------------------
   James R. Edgar*                             Trustee                                 January 27, 2003

   /s/Robert B. Hoffman
   --------------------------------------
   Robert B. Hoffman*                          Trustee                                 January 27, 2003

   /s/Shirley D. Peterson
   --------------------------------------
   Shirley D. Peterson*                        Trustee                                 January 27, 2003







   /s/Fred B. Renwick
   --------------------------------------
   Fred B. Renwick*                            Trustee                                 January 27, 2003

   /s/John G. Weithers
   --------------------------------------
   John G. Weithers*                           Trustee                                 January 27, 2003

   /s/William P. Sommers
   --------------------------------------
   William P. Sommers*                         Trustee                                 January 27, 2003


*By:     /s/Caroline Pearson
         -------------------
         Caroline Pearson**

       ** Attorney-in-fact pursuant to powers of attorney filed in Post-Effective No. 17, as filed on January 30, 2002 as filed herein.

                                                               File No. 33-12938
                                                               File No. 811-5076


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 18
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 19

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

                                  EXHIBIT INDEX


                                     (d)(1)
                                     (e)(1)
                                    (h)(1)(e)
                                       (i)
                                       (j)
                                     (p)(1)
                                     (p)(2)
                                     (q)(1)